UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-772
RiverSource Equity Series, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: November 30
Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders.

Annual Report
and Prospectus

Columbia Mid Cap Growth Opportunity Fund
(formerly known as RiverSource Mid Cap Growth Fund)

Annual Report for the Period Ended
November 30, 2010
(Prospectus also enclosed)

Columbia Mid Cap Growth Opportunity Fund seeks to provide shareholders with growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	14

Fund Expenses Example	16

Portfolio of Investments	19

Statement of Assets and Liabilities	32

Statement of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	39

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	66

Federal Income Tax Information	68

Board Members and Officers	69

Approval of Investment Management Services Agreement	75

Proxy Voting	75

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Mid Cap Growth Opportunity Fund (the Fund) Class A shares increased 22.84% (excluding sales charge) for the 12 months ended November 30, 2010.

>	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, which rose 26.33% for the same period.

>	The Fund also underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which increased 24.71% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended November 30, 2010)

	1 year	3 years	5 years	10 years
Columbia Mid Cap Growth Opportunity Fund Class A (excluding sales charge)	+22.84%	+1.34%	+3.44%	+3.43%

Russell Midcap Growth Index (unmanaged)	+26.33%	-0.96%	+3.85%	+3.02%

Lipper Mid-Cap Growth Funds Index (unmanaged)	+24.71%	-1.58%	+5.06%	+2.68%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at November 30, 2010
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 6/4/57)	+22.84%	+1.34%	+3.44%	+3.43%	N/A

Class B (inception 3/20/95)	+21.88%	+0.55%	+2.63%	+2.62%	N/A

Class C (inception 6/26/00)	+21.85%	+0.60%	+2.66%	+2.64%	N/A

Class I (inception 3/4/04)	+23.48%	+1.86%	+3.93%	N/A	+5.43%

Class R** (inception 3/15/10)	N/A	N/A	N/A	N/A	+7.57	%***

Class R3 (inception 3/15/10)	N/A	N/A	N/A	N/A	+7.67	%***

Class R4 (inception 3/20/95)	+23.08%	+1.59%	+3.65%	+3.62%	N/A

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+7.31	%***

With sales charge
Class A (inception 6/4/57)	+15.79%	-0.64%	+2.22%	+2.82%	N/A

Class B (inception 3/20/95)	+16.88%	-0.26%	+2.39%	+2.62%	N/A

Class C (inception 6/26/00)	+20.85%	+0.60%	+2.66%	+2.64%	N/A

Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R3, Class R4 and Class Z shares. Class I, Class R, Class R3 and Class R4 are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

*	For classes with less than 10 years performance.
**	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
***	Not annualized.

4  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  5

Manager Commentary

Effective September 27, 2010, RiverSource Mid Cap Growth Fund was renamed Columbia Mid Cap Growth Opportunity Fund.

Dear Shareholder,

Columbia Mid Cap Growth Opportunity Fund (the Fund) Class A shares increased 22.84% (excluding sales charge) for the 12 months ended November 30, 2010. The Fund underperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which rose 26.33% for the same period. The Fund’s peer group, represented by the Lipper Mid-Cap Growth Funds Index, increased 24.71% for the same time frame.

Significant performance factors
We expected this past fiscal year to be a strong period for equities, particularly mid-cap stocks, and overall that has been the case. During this period, we structured the Fund to capitalize on a rising equity market, with more aggressive positioning than the Russell Index. Building on its exceptional 2009 performance, the Fund outperformed its benchmark

SECTOR BREAKDOWN(1) (at November 30, 2010)

Consumer Discretionary	14.0%

Consumer Staples	1.3%

Energy	11.3%

Financials	6.1%

Health Care	10.5%

Industrials	12.5%

Information Technology	30.8%

Materials	7.2%

Telecommunication Services	0.7%

Other(2)	5.6%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

through the first four months of the 2010 fiscal year as the market advanced and again during the final months of the fiscal year. However, when the equity markets corrected in the middle of the year (April to August), the Fund’s more aggressive positioning caused it to underperform the benchmark. In short, the Fund delivered very strong absolute performance, but didn’t quite keep up with the Russell Index, primarily due to individual holdings that underperformed during the market correction.

Given the Fund’s sharp gain during the year, there are many positives to report. The Fund’s best performance came from the financials sector. At the start of the year, it seemed to us that most of the damage to financials had already been done. Many medium-size financial companies were trading below their book value and some positive catalysts seemed likely, including federal initiatives and a greater spread between short- and long-term interest rates. The Fund’s initial allocation to financials was a bit larger than that of the Russell Index, a benefit during the first calendar quarter of 2010 when financial stocks generally performed well. We subsequently reduced the financials weighting, which was tactically

TOP TEN HOLDINGS(1) (at November 30, 2010)

PMC — Sierra, Inc.	3.6%

DryShips, Inc.	2.8%

Ciena Corp.	2.5%

TIBCO Software, Inc.	2.1%

Delta Air Lines, Inc.	2.0%

Brocade Communications Systems, Inc.	1.5%

Western Refining, Inc.	1.4%

Formfactor, Inc.	1.4%

Limelight Networks, Inc.	1.4%

Infinera Corp.	1.3%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

advantageous because the stocks underperformed later in the year. Stock selection in the sector also added to relative return.

TIBCO Software was the largest individual contributor for the fiscal year. The stock performed very well in 2009 and continued to advance as the company’s end markets started to accelerate. The company’s new chief financial officer has better cost discipline and margin focus than prior management so acceleration in the end markets significantly boosted bottom line profits and the stock broke out of a long-term trading range. Following the strong performance, we reduced the Fund’s position pretty substantially.

Restaurant reservation service OpenTable was another leading contributor. The company is capturing market share because restaurants believe they need the service to remain competitive. The company’s business model is attractive. Restaurants buy OpenTable’s reservation system and for every guest who books through the website and sits at the restaurant, OpenTable earns $1. The company has a 70% market share in San Francisco, its original market. With just 20-25% market share in the rest of country, there is ample room for further growth. We reduced the position during the year due to its very strong stock performance.

We came into 2010 believing auto sales would start to recover. To tap this opportunity, we owned Sirius XM Radio. A large percentage of new cars are sold with a trial of Sirius and the conversion rate from trial to subscribership is very high. The stock was a notable contributor for the fiscal year.

In the energy sector, Smith International added to return relative to the Russell Index. We anticipated merger and acquisition activity targeting the mid-cap sector. Large companies have substantial cash on their balance sheets and are seeking ways to put that money to work. Smith International was acquired by Schlumberger in August 2010 and was the third largest contributor to the Fund’s relative performance.

Stock selection in the industrials and consumer discretionary sectors was primarily responsible for the Fund’s underperformance of the Russell Index. These were the two strongest index sectors and the Fund had smaller weightings than the Russell Index. Within industrials, the Fund’s shipping holdings had a negative impact. One of the largest positions and

8  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

the most significant detractor for the fiscal year was DryShips, a company that does dry bulk shipping and builds deep water drilling ships. As the Gulf of Mexico spill caused a step back from deep water drilling, investors became concerned DryShips wouldn’t get needed financing for four ships. We maintained the Fund’s DryShips holdings because we see a long-term need for deep sea drilling. DryShips ultimately got its financing and signed contracts for those ships, causing stock performance to improve. Energy holding Hercules Offshore was also negatively affected by the gulf spill.

Avoidance of the strongest group within the consumer discretionary sector — automotive retailers — hampered the Fund’s performance in that sector. Additionally, Office Depot and GameStop detracted. We thought the improving economy would spur greater spending on office supplies and an improvement in the gaming cycle, but neither has happened yet. We reduced both positions during the year.

Technology stock PMC-Sierra was another notable detractor. We expect this company to benefit from one of the portfolio’s secular themes — the convergence of voice, video and data delivery via the Internet. We believe PMC-Sierra should be able to capitalize on growth of wireless and internet subscribers in emerging markets. However, there have been speed bumps in the adoption of high speed wireless access in China and a few other areas. PMC-Sierra is also a major player in network storage. Normally, a company with such a diversified business could absorb a setback in one segment. However, there were also challenges on the storage side of PMC-

We believe choosing stocks that have the potential to perform well over different time frames provides a greater chance of strong performance in different market environments.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Sierra’s business during this period. We stuck with the stock because we have confidence in its long-term potential.

Changes to the Fund’s portfolio
The most notable change to the portfolio was a decrease in the health care weighting. We are presently concerned about cost pressures and earnings potential in the sector given health care regulatory changes. In our view, valuations aren’t cheap enough, given that we don’t see much growth from health care companies over the next few years. Therefore, we are waiting to see an earnings bottom before moving back into the sector.

Technology is the portfolio’s largest sector position. The portfolio’s technology weighting didn’t change much over the course of the year and remains larger than that of the Russell Index. Technology is a key secular theme within the portfolio. We presently believe companies in the sector will benefit from a need for increased network and internet speed due to video, voice and data transmissions. Furthermore, larger technology companies are looking to acquire mid-cap companies to reignite their businesses, creating upward pressure on mid-cap stock prices.

Time horizon diversification is a key aspect of the Fund’s investment strategy. We believe choosing stocks that can perform well over different time frames provides a greater chance of strong performance in different market environments. We view the portfolio in terms of three “buckets” — secular themes, cyclical themes and short-term opportunistic holdings.

In the secular “bucket,” we have focused on three main themes:

• video/voice/data convergence which we mentioned above

• increased demand for alternative, renewable energy

• the rebuilding of U.S. utility infrastructure.

In the cyclical “bucket” we hold stocks that we believe are poised to benefit from a growing economy. Though we don’t think growth will be barn-busting, companies have remained lean through the downturn, so even a small amount of economic growth may lead to tremendous earnings results. Also, eventual improvement in unemployment should give the economy a boost, further supporting continued, moderate economic growth.

10  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Given recent market gains and the sizable cash flow into equities, we currently think a market correction is possible. If there is a meaningful correction, we will probably put the portfolio’s cash position back to work quickly because our overall outlook for equities remains favorable. Also within the tactical bucket, we are paying close attention to initial public offerings (IPOs) that have the potential to appreciate rapidly. We participate in IPOs when we identify appropriate opportunities.

The portfolio turnover rate for the fiscal year was 96%.

Our future strategy
We believe equities have the potential to outperform other asset classes through 2011. We anticipate moderate but steady economic growth. We are watching the inflation situation because we believe that if the economy continues to grow, we could see inflation emerge as an issue toward the end of 2011, especially given the vast amount of monetary and fiscal stimulus that governments have in place.

We are concerned that an inflationary environment with rising interest rates would have a negative effect on investors who have allocated significant amounts to U.S. Treasuries. In their quest for safety, investors may have overlooked the vulnerability to interest rate increases.

We believe selected equity market sectors, such as basic materials, could perform well in an inflationary environment. Therefore, we are keeping a watchful eye on economic activity and possible inflation and will adjust the portfolio to capitalize on new opportunities as they arise.

John Schonberg, CFA® Portfolio Manager	Sam Murphy Associate Portfolio Manager

Mike Marzolf Associate Portfolio Manager

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  11

Manager Commentary (continued)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

*	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

12  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Mid Cap Growth Opportunity Fund Class A shares (from 12/1/00 to 11/30/10) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at November 30, 2010
	1 year	3 years	5 years	10 years
Columbia Mid Cap Growth Opportunity Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,579	$9,809	$11,160	$13,209

Average annual total return	+15.79%	-0.64%	+2.22%	+2.82%

Russell Midcap Growth Index(1)
Cumulative value of $10,000	$12,633	$9,716	$12,078	$13,468

Average annual total return	+26.33%	-0.96%	+3.85%	+3.02%

Lipper Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,471	$9,533	$12,797	$13,027

Average annual total return	+24.71%	-1.58%	+5.06%	+2.68%

Results for other share classes can be found on page 4.

14  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

	Columbia Mid
	Cap Growth
	Opportunity Fund
	Class A		Lipper Mid-Cap
	(includes sales	Russell Midcap	Growth Funds
	charge)	Growth Index(1)	Index(2)
11/00	$9,425	$10,000	$10,000
2/01	8,706	9,203	9,236
5/01	8,782	9,157	9,422
8/01	8,175	7,925	8,296
11/01	8,244	8,098	8,110
2/02	8,360	7,671	7,734
5/02	8,660	7,586	7,683
8/02	7,274	6,072	6,164
11/02	7,743	6,494	6,433
2/03	7,189	5,989	5,871
5/03	7,989	7,143	6,900
8/03	8,620	7,917	7,642
11/03	9,106	8,614	8,155
2/04	9,444	9,146	8,519
5/04	9,214	9,081	8,427
8/04	8,659	8,508	7,878
11/04	9,729	9,596	8,927
2/05	9,653	10,035	9,161
5/05	9,761	10,041	9,053
8/05	10,638	10,758	9,763
11/05	11,154	11,150	10,180
2/06	11,247	11,801	10,851
5/06	10,692	11,608	10,688
8/06	10,153	11,403	10,408
11/06	11,094	12,587	11,381
2/07	11,465	12,900	11,717
5/07	12,474	14,086	13,096
8/07	12,247	13,605	13,009
11/07	12,690	13,861	13,665
2/08	10,915	12,600	12,308
5/08	12,168	13,975	13,490
8/08	11,466	12,575	12,171
11/08	6,567	7,464	7,476
2/09	6,366	6,828	6,794
5/09	9,223	8,982	8,746
8/09	10,452	10,034	9,816
11/09	10,753	10,661	10,446
2/10	11,467	11,409	11,041
5/10	11,742	11,689	11,335
8/10	10,903	11,196	10,848
11/10	13,209	13,468	13,027

(1)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  15

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until November 30, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	June 1, 2010(a)	Nov. 30, 2010	the period(b)		expense ratio
Class A

Actual(c)	$1,000	$1,124.90	$6.55		1.21%

Hypothetical (5% return before expenses)	$1,000	$1,019.31	$6.23		1.21%

Class B

Actual(c)	$1,000	$1,119.80	$10.59		1.96%

Hypothetical (5% return before expenses)	$1,000	$1,015.49	$10.07		1.96%

Class C

Actual(c)	$1,000	$1,119.70	$10.59		1.96%

Hypothetical (5% return before expenses)	$1,000	$1,015.49	$10.07		1.96%

Class I

Actual(c)	$1,000	$1,127.40	$3.96		.73%

Hypothetical (5% return before expenses)	$1,000	$1,021.76	$3.76		.73%

Class R

Actual(c)	$1,000	$1,123.90	$8.06	(d)	1.49%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,017.89	$7.66	(d)	1.49%(d	)

Class R3

Actual(c)	$1,000	$1,123.80	$6.93		1.28%

Hypothetical (5% return before expenses)	$1,000	$1,018.96	$6.58		1.28%

Class R4

Actual(c)	$1,000	$1,125.10	$5.58		1.03%

Hypothetical (5% return before expenses)	$1,000	$1,020.23	$5.30		1.03%

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  17

Fund Expenses Example (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	June 1, 2010(a)	Nov. 30, 2010	the period(b)	expense ratio
Class Z

Actual(e)	$1,000	$1,073.10	$1.71	.94%

Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.84	.94%

(a)	The beginning account value for Class Z is as of September 27, 2010 (when shares became available) for actual expense calculations.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one account value over the period). Actual expenses for Class Z are equal to the annualized expense ration for the class as indicated above, multiplied by the average account value over the period, multiplied by 64/365 (to reflect the number of days in the period).
(c)	Based on the actual return for the six months ended November 30, 2010: +12.49% for Class A, +11.98% for Class B, +11.97% for Class C, +12.74% for Class I, +12.39% for Class R, +12.38% for Class R3 and +12.51% for Class R4.
(d)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until January 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.53% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective February 1, 2011. Had this change been in place for the entire six month period ended November 30, 2010, the actual expenses paid would have been $7.85 for Class R and the hypothetical expenses paid would have been $7.46 for Class R.
(e)	Based on the actual return for the period from September 27, 2010 (when shares became available) to November 30, 2010 of +7.31% for Class Z.

18  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Portfolio of Investments
Columbia Mid Cap Growth Opportunity Fund
November 30, 2010
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (93.2%)

CONSUMER STAPLES (1.3%)

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc. (a)	68,227	$3,125,479

Household Products (0.1%)
Clorox Co. (b)	29,957	1,851,642

Personal Products (0.9%)
Avon Products, Inc.	345,040	9,854,342

TOTAL CONSUMER STAPLES		14,831,463

HEALTH CARE (10.4%)

Biotechnology (1.7%)
Alexion Pharmaceuticals, Inc. (a)	147,951	11,310,854
BioMarin Pharmaceutical, Inc. (a)(b)	281,566	7,624,807

Total		18,935,661

Health Care Equipment & Supplies (4.3%)
CR Bard, Inc. (b)	52,232	4,431,885
Edwards Lifesciences Corp. (a)	41,151	2,730,780
Gen-Probe, Inc. (a)	217,361	11,272,341
Haemonetics Corp. (a)(b)	234,331	13,776,320
Hospira, Inc. (a)	168,776	9,495,338
Masimo Corp. (b)	191,079	5,896,698

Total		47,603,362

Health Care Providers & Services (1.9%)
Emdeon, Inc., Class A (a)(b)	347,069	4,327,951
Mednax, Inc. (a)	102,836	6,293,563
Select Medical Holdings Corp. (a)(b)	878,122	5,435,575
WellCare Health Plans, Inc. (a)(b)	196,316	5,526,295

Total		21,583,384

Health Care Technology (0.2%)
Cerner Corp. (a)(b)	24,810	2,179,807

Life Sciences Tools & Services (1.0%)
Illumina, Inc. (a)(b)	128,653	7,734,618
Life Technologies Corp. (a)	67,848	3,379,170

Total		11,113,788

Pharmaceuticals (1.3%)
Mylan, Inc. (a)	435,580	8,522,123
Shire PLC, ADR (b)	78,336	5,510,154

Total		14,032,277

TOTAL HEALTH CARE		115,448,279

CONSUMER DISCRETIONARY (14.0%)

Automobiles (0.5%)
Tesla Motors, Inc. (a)(b)	167,659	5,923,392

Diversified Consumer Services (0.1%)
Coinstar, Inc. (a)(b)	25,143	1,620,215

Hotels, Restaurants & Leisure (3.2%)
China Lodging Group Ltd., ADR (a)(b)	102,409	2,436,310
Gaylord Entertainment Co. (a)(b)	69,507	2,386,175
MGM Resorts International (a)(b)	697,146	8,526,096
Marriott International, Inc., Class A (b)	116,377	4,563,135
Panera Bread Co., Class A (a)(b)	52,539	5,266,509
Scientific Games Corp., Class A (a)(b)	797,356	6,418,716
Starwood Hotels & Resorts Worldwide, Inc. (b)	110,250	6,266,610

Total		35,863,551

Household Durables (1.2%)
Harman International Industries, Inc. (a)	207,145	9,029,451
KB Home (b)	346,748	3,918,252

Total		12,947,703

Internet & Catalog Retail (0.6%)
priceline.com, Inc. (a)	15,398	6,067,582

Leisure Equipment & Products (0.3%)
Leapfrog Enterprises, Inc. (a)	589,070	3,345,918

Media (0.5%)
Sirius XM Radio, Inc. (a)(b)	3,769,448	5,164,144

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Multiline Retail (1.1%)
Nordstrom, Inc. (b)	159,170	$6,812,476
Saks, Inc. (a)(b)	496,660	5,532,792

Total		12,345,268

Specialty Retail (4.9%)
Abercrombie & Fitch Co., Class A (b)	164,247	8,253,412
Dick’s Sporting Goods, Inc. (a)(b)	258,314	8,836,922
GameStop Corp., Class A (a)(b)	307,329	6,121,994
PetSmart, Inc. (b)	247,835	9,383,033
Rent-A-Center, Inc.	140,939	3,923,742
Rue21, Inc. (a)(b)	310,014	9,303,520
Tiffany & Co. (b)	87,385	5,426,608
Urban Outfitters, Inc. (a)(b)	79,229	2,994,064

Total		54,243,295

Textiles, Apparel & Luxury Goods (1.6%)
Coach, Inc.	110,303	6,236,532
Lululemon Athletica, Inc. (a)(b)	71,004	3,807,234
Phillips-Van Heusen Corp. (b)	104,726	7,104,612

Total		17,148,378

TOTAL CONSUMER DISCRECTIONARY		154,669,446

FINANCIALS (5.0%)

Capital Markets (1.6%)
Affiliated Managers Group, Inc. (a)(b)	67,320	5,884,441
E*Trade Financial Corp. (a)	378,854	5,588,096
Stifel Financial Corp. (a)	21,389	1,108,592
T Rowe Price Group, Inc. (b)	83,433	4,866,647

Total		17,447,776

Diversified Financial Services (0.7%)
IntercontinentalExchange, Inc. (a)	67,905	7,652,894

Insurance (1.2%)
Hartford Financial Services Group, Inc.	223,302	4,970,702
Principal Financial Group, Inc.	333,865	9,094,483

Total		14,065,185

Thrifts & Mortgage Finance (1.5%)
MGIC Investment Corp. (a)	996,500	8,490,180
Radian Group, Inc. (b)	1,154,565	8,185,866

Total		16,676,046

TOTAL FINANCIALS		55,841,901

INFORMATION TECHNOLOGY (30.7%)

Communications Equipment (9.1%)
Alcatel-Lucent, ADR (a)(b)	3,655,428	10,015,873
BigBand Networks, Inc. (a)(b)	3,197,913	9,529,781
Brocade Communications Systems, Inc. (a)	3,176,899	15,820,957
Ciena Corp. (a)(b)	1,697,147	25,711,777
F5 Networks, Inc. (a)	42,934	5,662,136
Finisar Corp. (a)(b)	289,345	5,532,276
Infinera Corp. (a)(b)	1,703,688	13,902,094
InterDigital, Inc. (a)(b)	37,343	1,234,933
JDS Uniphase Corp. (a)	532,690	6,323,030
Juniper Networks, Inc. (a)(b)	82,031	2,790,695
ORBCOMM, Inc. (a)	1,612,299	4,256,469

Total		100,780,021

Computers & Peripherals (0.6%)
STEC, Inc. (a)(b)	325,873	5,538,212
Synaptics, Inc. (a)(b)	42,533	1,212,190

Total		6,750,402

Electronic Equipment, Instruments & Components (0.4%)
Power-One, Inc. (a)(b)	514,112	4,858,359

Internet Software & Services (3.0%)
Akamai Technologies, Inc. (a)	90,271	4,711,243
Art Technology Group, Inc. (a)	1,208,899	7,217,127
GSI Commerce, Inc. (a)(b)	139,420	3,325,167
Limelight Networks, Inc. (a)(b)(c)	2,070,938	14,703,660
OpenTable, Inc. (a)(b)	38,929	2,823,910

Total		32,781,107

IT Services (0.3%)
Alliance Data Systems Corp. (a)(b)	24,942	1,573,341
Teradata Corp. (a)	55,118	2,264,799

Total		3,838,140

Semiconductors & Semiconductor Equipment (12.0%)
Altera Corp. (b)	193,090	6,775,528
Analog Devices, Inc.	95,141	3,383,214
Atheros Communications, Inc. (a)(b)	113,882	3,707,998

See accompanying Notes to Financial Statements.

20  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)

Semiconductors & Semiconductor Equipment (cont.)
Broadcom Corp., Class A (b)	109,774	$4,883,845
Cree, Inc. (a)(b)	100,591	6,556,522
Evergreen Solar, Inc. (a)(b)	1,227,680	955,135
First Solar, Inc. (a)(b)	106,693	13,107,235
Formfactor, Inc. (a)(b)	1,589,554	14,751,061
JA Solar Holdings Co., Ltd., ADR (a)(b)	347,801	2,410,261
LSI Corp. (a)	940,466	5,398,275
MEMC Electronic Materials, Inc. (a)	89,867	1,039,761
Marvell Technology Group Ltd. (a)	286,797	5,532,314
Mellanox Technologies Ltd. (a)	384,388	9,159,966
NVIDIA Corp. (a)(b)	448,024	6,093,127
Netlogic Microsystems, Inc. (a)(b)	161,885	5,050,812
PMC — Sierra, Inc. (a)	5,150,469	37,340,900
SunPower Corp., Class A (a)(b)	234,849	2,738,339
Xilinx, Inc. (b)	141,852	3,847,026

Total		132,731,319

Software (5.3%)
CommVault Systems, Inc. (a)	98,866	2,879,967
NetSuite, Inc. (a)(b)	500,944	12,433,430
Novell, Inc. (a)	1,337,097	7,969,098
Rovi Corp. (a)(b)	44,020	2,428,583
Salesforce.com, Inc. (a)	37,466	5,216,017
Symantec Corp. (a)	320,971	5,392,313
TIBCO Software, Inc. (a)(b)	1,119,836	21,993,579

Total		58,312,987

TOTAL INFORMATION TECHNOLOGY		340,052,335

MATERIALS (7.2%)

Chemicals (1.7%)
Ecolab, Inc. (b)	157,908	7,549,581
Huntsman Corp.	445,393	6,890,230
Intrepid Potash, Inc. (a)(b)	158,355	4,853,581

Total		19,293,392

Construction Materials (1.2%)
Martin Marietta Materials, Inc. (b)	84,386	7,133,992
Vulcan Materials Co. (b)	148,507	5,958,101

Total		13,092,093

Metals & Mining (4.0%)
AK Steel Holding Corp. (b)	459,869	6,107,060
Alcoa, Inc. (b)	666,261	8,741,345
Cliffs Natural Resources, Inc.	64,414	4,402,053
Freeport-McMoRan Copper & Gold, Inc.	27,085	2,744,252
Kinross Gold Corp.	163,248	2,845,413
Steel Dynamics, Inc.	226,278	3,606,871
United States Steel Corp. (b)	247,754	12,043,322
Yamana Gold, Inc.	270,466	3,159,043

Total		43,649,359

Paper & Forest Products (0.3%)
Schweitzer-Mauduit International, Inc. (b)	49,067	3,081,898

TOTAL MATERIALS		79,116,742

ENERGY (11.3%)

Energy Equipment & Services (2.4%)
Cameron International Corp. (a)	79,370	3,818,491
Ensco PLC, ADR (b)	161,938	7,675,861
Hercules Offshore, Inc. (a)(b)	1,499,851	3,832,119
Oceaneering International, Inc. (a)	45,320	3,131,612
Weatherford International Ltd. (a)	425,772	8,690,007

Total		27,148,090

Oil, Gas & Consumable Fuels (8.9%)
Alpha Natural Resources, Inc. (a)	107,581	5,331,714
Arch Coal, Inc. (b)	176,174	5,144,281
Clean Energy Fuels Corp. (a)(b)	724,254	9,690,518
Consol Energy, Inc.	201,561	8,457,500
Crude Carriers Corp.	709,574	11,381,567
Denbury Resources, Inc. (a)(b)	155,816	2,832,735
El Paso Corp.	410,391	5,536,175
Frontier Oil Corp. (b)	656,778	10,199,762
Petrohawk Energy Corp. (a)	245,234	4,372,522
Range Resources Corp. (b)	172,033	7,223,666
Teekay Corp. (b)	68,585	2,187,176
Tesoro Corp.	489,690	7,991,741
Western Refining, Inc. (a)(b)	1,523,298	14,852,155

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

ENERGY (cont.)

Oil, Gas & Consumable Fuels (cont.)
Williams Companies, Inc. (The)	129,552	$2,955,081

Total		98,156,593

TOTAL ENERGY		125,304,683

INDUSTRIALS (12.5%)

Air Freight & Logistics (0.7%)
Expeditors International of Washington, Inc.	152,313	8,057,358

Airlines (2.6%)
Delta Air Lines, Inc. (a)	1,533,634	20,980,113
U.S. Airways Group, Inc. (a)(b)	705,616	7,874,675

Total		28,854,788

Commercial Services & Supplies (0.3%)
Iron Mountain, Inc.	124,045	2,755,039

Construction & Engineering (0.5%)
Fluor Corp.	33,828	1,956,273
Shaw Group, Inc. (The) (a)(b)	111,829	3,584,120

Total		5,540,393

Electrical Equipment (0.8%)
American Superconductor Corp. (a)(b)	215,038	7,156,464
Real Goods Solar, Inc., Class A (a)	764,123	2,024,926

Total		9,181,390

Machinery (1.6%)
Flowserve Corp.	33,793	3,563,810
Joy Global, Inc.	90,752	6,926,193
Kennametal, Inc. (b)	204,791	6,926,031

Total		17,416,034

Marine (4.0%)
Diana Shipping, Inc. (a)(b)	523,977	7,068,450
DryShips, Inc. (a)(b)	5,641,516	29,166,638
Genco Shipping & Trading Ltd. (a)(b)	510,496	7,494,081

Total		43,729,169

Road & Rail (1.7%)
Con-way, Inc. (b)	253,425	8,565,765
Landstar System, Inc.	196,902	7,078,627
Ryder System, Inc.	68,685	2,961,010

Total		18,605,402

Trading Companies & Distributors (0.3%)
RSC Holdings, Inc. (a)	478,519	3,727,663

TOTAL INDUSTRIALS		137,867,236

TELECOMMUNICATION SERVICES (0.8%)

Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A (a)	78,416	3,965,497
NII Holdings, Inc. (a)	111,216	4,310,732

Total		8,276,229

TOTAL TELECOMMUNICATION SERVICES		8,276,229

Total Common Stocks
(Cost: $920,003,860)	$1,031,408,314

Limited Partnerships (1.0%)

FINANCIALS (1.0%)
Capital Markets (1.0%)
Blackstone Group LP (d)	342,228	$4,380,518
Fortress Investment Group LLC, Class A (a)(d)	1,450,984	6,616,487

TOTAL FINANCIALS		10,997,005

Total Limited Partnerships
(Cost: $10,485,658)	$10,997,005

	Shares	Value

Money Market Fund (5.6%)

Columbia Short-Term Cash Fund, 0.229% (e)(f)	61,887,651	$61,887,651

Total Money Market Fund
(Cost: $61,887,651)	$61,887,651

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (27.7%)

Asset-Backed Commercial Paper (1.4%)
Belmont Funding LLC
12/06/10	0.500%	$4,997,847	$4,997,847
Ebbets Funding LLC
12/10/10	0.500%	4,997,917	4,997,917

See accompanying Notes to Financial Statements.

22  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Asset-Backed Commercial Paper (cont.)
Grampian Funding LLC
12/13/10	0.280%	$4,998,794	$4,998,794

Total			14,994,558

Certificates of Deposit (17.3%)
Bank of Nova Scotia
05/12/11	0.290%	10,000,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)
12/16/10	0.350%	4,995,580	4,995,580
Banque et Caisse d’Epargne de l’Etat
02/16/11	0.305%	7,494,159	7,494,159
Caisse des Depots
12/13/10	0.345%	9,991,287	9,991,287
Canadian Imperial Bank
04/07/11	0.310%	8,000,000	8,000,000
Credit Agricole
04/21/11	0.400%	10,000,247	10,000,247
Credit Indusrial et Commercial
02/22/11	0.395%	5,000,000	5,000,000
Credit Industrial et Commercial
03/07/11	0.400%	5,000,000	5,000,000
Credit Suisse
04/15/11	0.310%	10,000,000	10,000,000
DZ Bank AG
12/10/10	0.350%	5,000,000	5,000,000
12/17/10	0.350%	5,000,000	5,000,000
Deutsche Bank AG
12/06/10	0.433%	8,000,000	8,000,000
Development Bank of Singapore Ltd.
01/25/11	0.310%	5,000,000	5,000,000
KBC Bank NV
12/22/10	0.470%	5,000,000	5,000,000
La Banque Postale
02/17/11	0.365%	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp.
02/22/11	0.320%	5,000,000	5,000,000
National Australia Bank Ltd.
03/17/11	0.303%	10,000,000	10,000,000
National Bank of Canada
03/21/11	0.410%	7,000,000	7,000,000
Natixis
02/07/11	0.440%	10,000,000	10,000,000
Norinchukin Bank
01/25/11	0.330%	5,000,000	5,000,000
02/08/11	0.330%	2,000,000	2,000,000
Rabobank Group
04/27/11	0.303%	4,000,000	4,000,000
Societe Generale
02/17/11	0.310%	4,996,042	4,996,042
Standard Chartered Bank PLC
12/01/10	0.305%	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
12/01/10	0.300%	5,000,000	5,000,000
12/13/10	0.310%	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
04/21/11	0.510%	5,000,000	5,000,000
Union Bank Of Switzerland
04/18/11	0.333%	10,000,000	10,000,000
Westpac Banking Corp.
05/09/11	0.300%	10,000,000	10,000,000

Total			191,477,315

Commercial Paper (1.0%)
ASB Finance Limited
05/03/11	0.391%	4,990,575	4,990,575
Macquarie Bank Ltd.
01/04/11	0.370%	5,996,238	5,996,238

Total			10,986,813

Other Short-Term Obligations (0.4%)
Goldman Sachs Group, Inc. (The)
12/22/10	0.530%	5,000,000	5,000,000

Total			5,000,000

Repurchase Agreements (7.6%)
Barclays Capital, Inc. (g) dated 10/13/10, matures 12/31/10, repurchase price $10,003,272
	0.380%	10,000,000	10,000,000
dated 11/04/10, matures 12/31/10, repurchase price $10,003,272
	0.380%	10,000,000	10,000,000
Citigroup Global Markets, Inc. dated 11/30/10, matures 12/01/10, repurchase price $4,000,026 (g)
	0.240%	4,000,000	4,000,000
Goldman Sachs & Co. dated 11/30/10, matures 12/01/10, repurchase price $21,836,991 (g)
	0.250%	21,836,840	21,836,840
MF Global Holdings Ltd. dated 11/30/10, matures 12/01/10, repurchase price $10,000,075 (g)
	0.270%	10,000,000	10,000,000

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Effective	Par/
Issuer	Yield	Principal	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 11/30/10, matures 12/01/10, repurchase price $5,000,038 (g)
	0.270%	$5,000,000	$5,000,000
Morgan Stanley (g) dated 01/21/10, matures 12/31/10, repurchase price $8,003,307
	0.480%	8,000,000	8,000,000
dated 04/15/10, matures 12/31/10, repurchase price $10,004,133
	0.480%	10,000,000	10,000,000
Pershing LLC dated 11/30/10, matures 12/01/10, repurchase price $5,000,046 (g)
	0.330%	5,000,000	5,000,000

Total			83,836,840

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $306,295,526)		$306,295,526

Total Investments
(Cost: $1,298,672,695)		$1,410,588,496
Other Assets & Liabilities, Net			(304,204,226)

Net Assets		$1,106,384,270

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Open Options Contracts Written at November 30, 2010

		Number of	Exercise	Premium	Expiration
Issuer	Puts/Calls	contracts	price	received	date	Value
Limelight Networks, Inc.	Call	1,887	$7.50	$224,992	Dec. 2010	$47,175

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At November 30, 2010, security was partially or fully on loan.

(c)	At November 30, 2010, securities valued at $1,339,770 were held to cover open call options written.

(d)	The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At November 30, 2010, there was no capital committed to the LLC or LP for future investment.

See accompanying Notes to Financial Statements.

24  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the year ended November 30, 2010:

			Sales Cost/			Dividends
	Beginning	Purchase	Proceeds	Realized	Ending	or Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$10,609,785	$362,565,029	$311,287,163	$—	$61,887,651	$44,153	$61,887,651

(f)	The rate shown is the seven-day current annualized yield at November 30, 2010.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.380%)
Security description	Value
Arabella Ltd	$73,787
Banco Bilbao Vizcaya	2,494,467
Banco Bilbao Vizcaya Argentaria/New York NY	26,910
Bnp Paribas Ny	56,250
Bnz International Funding Ltd	11,993
Bp Capital Markets	351,694
Bpce	39,561
Central American Bank	129,898
Commonwealth Bank of Australia	309,991
Danske Corp	13,599
Electricite De France	633,907
Gdz Suez	500,870
Golden Funding Corp	20,767
International Bus Mach Corp	91,990
Kfw	18,233
Nationwide Building	1,989,168
Natixis Ny	96,000
Natixis Us Finance Co	346,294
Novartis Fnc Corp	239,994
Oesterreichische Kno	1,238,546
Prudential Plc	856,512
Rabobank Nederland	49,460
Silver Tower Us Fund	167,352
Societe De Prise	711,520
Societe Generale Ny	10,400

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Barclays Capital, Inc. (0.380%) (continued)
Security description	Value

Statens Bostadsfin	$11,996
Ubs Ag Stamford	8,841

Total market value of collateral securities	$10,500,000

Barclays Capital, Inc. (0.380%)
Security description	Value
Arabella Ltd	$73,787
Banco Bilbao Vizcaya	2,494,467
Banco Bilbao Vizcaya Argentaria/New York NY	26,910
Bnp Paribas Ny	56,250
Bnz International Funding Ltd	11,993
Bp Capital Markets	351,694
Bpce	39,561
Central American Bank	129,898
Commonwealth Bank of Australia	309,991
Danske Corp	13,599
Electricite De France	633,907
Gdz Suez	500,870
Golden Funding Corp	20,767
International Bus Mach Corp	91,990
Kfw	18,233
Nationwide Building	1,989,168
Natixis Ny	96,000
Natixis Us Finance Co	346,294
Novartis Fnc Corp	239,994
Oesterreichische Kno	1,238,546
Prudential Plc	856,512
Rabobank Nederland	49,460
Silver Tower Us Fund	167,352
Societe De Prise	711,520
Societe Generale Ny	10,400
Statens Bostadsfin	11,996
Ubs Ag Stamford	8,841

Total market value of collateral securities	$10,500,000

Citigroup Global Markets, Inc. (0.240%)
Security description	Value
Fannie Mae Benchmark REMIC	$20,890
Fannie Mae REMICS	1,316,576
Fannie Mae Whole Loan	192
Fannie Mae-Aces	25,722

See accompanying Notes to Financial Statements.

26  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.240%) (continued)
Security description	Value

Freddie Mac Reference REMIC	$88,348
Freddie Mac REMICS	2,107,792
Government National Mortgage Association	520,480

Total market value of collateral securities	$4,080,000

Goldman Sachs & Co. (0.250%)
Security description	Value
Government National Mortgage Association	$22,273,576

Total market value of collateral securities	$22,273,576

MF Global Holdings Ltd. (0.270%)
Security description	Value
Fannie Mae REMICS	$689,757
Freddie Mac REMICS	973,515
Ginnie Mae I Pool	5,849,423
Ginnie Mae II Pool	2,687,989

Total market value of collateral securities	$10,200,684

Mizuho Securities USA, Inc. (0.270%)
Security description	Value
Fannie Mae Pool	$1,520,827
Freddie Mac Gold Pool	261,787
Freddie Mac Non Gold Pool	284,320
Ginnie Mae I Pool	3,016,215
Ginnie Mae II Pool	16,851

Total market value of collateral securities	$5,100,000

Morgan Stanley (0.480%)
Security description	Value
Fannie Mae Pool	$8,160,000

Total market value of collateral securities	$8,160,000

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  27

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

Morgan Stanley (0.480%)
Security description	Value
Google Inc	$3,320,000
Lma Sa & Lma Americas	2,997,777
Lma Sa Lma Americas	1,266,907
Scaldis & Scaldis	2,915,316

Total market value of collateral securities	$10,500,000

Pershing LLC (0.330%)
Security description	Value
Fannie Mae Pool	$1,422,808
Fannie Mae REMICS	195,184
Fannie Mae Whole Loan	4,893
Federal Farm Credit Bank	151,490
Federal Home Loan Banks	112,182
Federal Home Loan Mortgage Corp	9,104
Federal National Mortgage Association	110,010
FHLMC-GNMA	2,426
Freddie Mac Gold Pool	1,222,205
Freddie Mac Non Gold Pool	179,795
Freddie Mac REMICS	297,836
Ginnie Mae I Pool	322,245
Ginnie Mae II Pool	468,224
Government National Mortgage Association	515,176
United States Treasury Note/Bond	81,900
United States Treasury Strip Coupon	4,522

Total market value of collateral securities	$5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

28  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

	Fair value at November 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$1,031,408,314	$—	$—	$1,031,408,314

Other
Limited Partnerships	10,997,005	—	—	10,997,005
Affiliated Money Market Fund(c)	61,887,651	—	—	61,887,651
Investments of Cash Collateral Received for Securities on Loan	—	306,295,526	—	306,295,526

Total Other	72,884,656	306,295,526	—	379,180,182

Investments in Securities	1,104,292,970	306,295,526	—	1,410,588,496
Derivatives
Liabilities
Options Contracts Written	(47,175)	—	—	(47,175)

Total	$1,104,245,795	$306,295,526	$—	$1,410,541,321

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at November 30, 2010.

See accompanying Notes to Financial Statements.

30  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  31

Statement of Assets and Liabilities
November 30, 2010

Assets
Investments, at value
Unaffiliated issuers* (identified cost $930,489,518)	$1,042,405,319
Affiliated issuers (identified cost $61,887,651)	61,887,651
Investment of cash collateral received for securities on loan (identified cost $306,295,526)	306,295,526

Total investments (identified cost $1,298,672,695)	1,410,588,496
Receivable for:
Capital shares sold	260,523
Investments sold	4,763,345
Dividends	800,196
Interest	231,359
Reclaims	34,338
Expense reimbursement due from Investment Manager	66,370

Total assets	1,416,744,627

Liabilities
Option contracts written, at value (premiums received $224,992)	47,175
Due upon return of securities on loan	306,295,526
Payable for:
Investments purchased	2,226,192
Capital shares purchased	1,587,616
Investment management fees	21,287
Distribution fees	7,778
Transfer agent fees	4,489
Administration fees	1,732
Plan administration fees	1,184
Other expenses	167,378

Total liabilities	310,360,357

Net assets applicable to outstanding capital stock	$1,106,384,270

32  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Represented by
Capital stock — $ .01 par value	$1,054,222
Additional paid-in capital	1,106,434,791
Excess of distributions over net investment income	(27,475)
Accumulated net realized loss	(113,173,346)
Unrealized appreciation (depreciation) on:
Investments	111,915,801
Foreign currency translations	2,460
Options contracts written	177,817

Total — representing net assets applicable to outstanding capital stock	$1,106,384,270

*Value of securities on loan	$295,964,712

Net assets
Class A	$857,025,529
Class B	$55,302,929
Class C	$12,340,058
Class I	$176,386,121
Class R	$67,417
Class R3	$27,331
Class R4	$5,232,199
Class Z	$2,686
Shares outstanding
Class A	81,329,035
Class B	6,362,252
Class C	1,418,427
Class I	15,822,311
Class R	6,411
Class R3	2,595
Class R4	480,899
Class Z	241
Net asset value per share
Class A(a)	$10.54
Class B	$8.69
Class C	$8.70
Class I	$11.15
Class R	$10.52
Class R3	$10.53
Class R4	$10.88
Class Z	$11.15

(a)	The maximum offering price per share for Class A is $11.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  33

Statement of Operations
Year ended November 30, 2010

Net investment income
Income:
Dividends	$5,464,243
Dividends from affiliates	44,153
Income from securities lending — net	2,353,775
Foreign taxes withheld	(13,460)

Total income	7,848,711

Expenses:
Investment management fees	6,667,459
Distribution fees
Class A	1,863,136
Class B	613,235
Class C	111,766
Class R	218
Class R3	47
Transfer agent fees
Class A	1,744,441
Class B	154,413
Class C	26,769
Class R	48
Class R3	10
Class R4	2,309
Class R5	2
Class Z	1
Administration fees	549,847
Plan administration fees
Class R	70
Class R3	47
Class R4	11,766
Compensation of board members	27,985
Custodian fees	21,130
Printing and postage fees	137,475
Registration fees	101,843
Professional fees	36,626
Other	53,915

Total expenses	12,124,558
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(73,800)

Total net expenses	12,050,758

Net investment loss	(4,202,047)

34  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$99,956,806
Options contracts written	334,474

Net realized gain	100,291,280
Net change in unrealized appreciation (depreciation) on:
Investments	74,681,270
Foreign currency translations	2,001
Options contracts written	177,817

Net change in unrealized appreciation	74,861,088

Net realized and unrealized gain	175,152,368

Net increase in net assets resulting from operations	$170,950,321

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  35

Statements of Changes in Net Assets

	Year ended November 30,
	2010	2009
Operations
Net investment loss	$(4,202,047)	$(2,498,186)
Net realized gain (loss)	100,291,280	(44,672,697)
Net change in unrealized appreciation	74,861,088	314,466,458

Net increase in net assets resulting from operations	170,950,321	267,295,575

Increase (decrease) in net assets from capital share transactions	248,187,782	(31,822,028)

Total increase in net assets	419,138,103	235,473,547
Net assets at beginning of year	687,246,167	451,772,620

Net assets at end of year	$1,106,384,270	$687,246,167

Excess of distributions over net investment income	$(27,475)	$(13,715)

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

	Year ended November 30,
	2010		2009
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,771,857	64,307,299	11,103,050	84,770,966
Fund merger	24,549,709	241,465,257	—	—
Conversions from Class B	2,128,875	19,670,005	1,558,603	12,248,702
Redemptions	(16,702,302)	(158,720,867)	(14,667,946)	(99,219,008)

Net increase (decrease)	16,748,139	166,721,694	(2,006,293)	(2,199,340)

Class B shares
Subscriptions	598,159	4,710,627	1,268,367	7,693,358
Fund merger	3,151,835	25,707,970	—	—
Conversions to Class A	(2,574,704)	(19,670,005)	(1,870,320)	(12,248,702)
Redemptions	(1,861,402)	(14,611,967)	(2,440,450)	(13,447,233)

Net decrease	(686,112)	(3,863,375)	(3,042,403)	(18,002,577)

Class C shares
Subscriptions	429,181	3,373,429	681,612	4,435,735
Fund merger	239,408	1,954,084	—	—
Redemptions	(353,823)	(2,807,269)	(169,151)	(939,996)

Net increase	314,766	2,520,244	512,461	3,495,739

Class I shares
Subscriptions	548,278	5,557,290	1,158,418	7,828,873
Fund merger	8,715,860	90,394,897	—	—
Redemptions	(1,319,157)	(13,427,900)	(3,008,864)	(22,898,450)

Net increase (decrease)	7,944,981	82,524,287	(1,850,446)	(15,069,577)

Class R shares
Subscriptions	447	4,373	—	—
Fund merger	10,887	107,046	—	—
Redemptions	(4,923)	(49,757)	—	—

Net increase	6,411	61,662	—	—

Class R3 shares
Subscriptions	629	6,066	—	—
Fund merger	2,765	27,194	—	—
Redemptions	(799)	(7,422)	—	—

Net increase	2,595	25,838	—	—

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  37

Statements of Changes in Net Assets (continued)

	Year ended November 30,
	2010		2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class R4 shares
Subscriptions	$111,178	$1,063,512	$139,350	$971,861
Fund merger	8,289	84,060	—	—
Redemptions	(97,313)	(953,328)	(165,397)	(1,018,134)

Net increase (decrease)	22,154	194,244	(26,047)	(46,273)

Class R5 shares
Subscriptions	243	2,500	—	—
Fund merger	454	4,711	—	—
Redemptions	(697)	(6,523)	—	—

Net increase	—	688	—	—

Class Z shares
Subscriptions	241	2,500	—	—

Net increase	241	2,500	—	—

Total net increase (decrease)	24,353,175	248,187,782	(6,412,728)	(31,822,028)

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Nov. 30,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$8.58		$5.24		$12.32	$14.40	$14.49

Income from investment operations:
Net investment loss	(.04)		(.03)		(.02)	(.05)	(.01)
Net realized and unrealized gain (loss) on investments	2.00		3.37		(4.93)	1.62	(.07)

Total from investment operations	1.96		3.34		(4.95)	1.57	(.08)

Less distributions to shareholders from:
Net realized gains	—		—		(2.13)	(3.65)	(.01)

Net asset value, end of period	$10.54		$8.58		$5.24	$12.32	$14.40

Total return	22.84%		63.74%		(48.26% )	14.40%	(0.55% )

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.28%		1.40%		1.16%	1.08%	1.09%

Net expenses after fees waived or expenses reimbursed(b)	1.27%		1.40%		1.16%	1.08%	1.09%

Net investment loss	(0.45%	)	(0.42%	)	(0.05% )	(0.40% )	(0.07% )

Supplemental data
Net assets, end of period (in thousands)	$857,026		$553,923		$348,890	$851,757	$1,092,797

Portfolio turnover	96%		126%		76%	87%	45%

See accompanying Notes to Financial Highlights.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  39

Financial Highlights (continued)

Class B	Year ended Nov. 30,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$7.13		$4.39		$10.74	$13.10	$13.28

Income from investment operations:
Net investment loss	(.10)		(.07)		(.02)	(.12)	(.12)
Net realized and unrealized gain (loss) on investments	1.66		2.81		(4.20)	1.41	(.05)

Total from investment operations	1.56		2.74		(4.22)	1.29	(.17)

Less distributions to shareholders from:
Net realized gains	—		—		(2.13)	(3.65)	(.01)

Net asset value, end of period	$8.69		$7.13		$4.39	$10.74	$13.10

Total return	21.88%		62.41%		(48.64% )	13.46%	(1.28% )

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.05%		2.18%		1.92%	1.84%	1.87%

Net expenses after fees waived or expenses reimbursed(b)	2.04%		2.18%		1.92%	1.84%	1.87%

Net investment loss	(1.21%	)	(1.19%	)	(0.81% )	(1.15% )	(0.89% )

Supplemental data
Net assets, end of period (in thousands)	$55,303		$50,254		$44,293	$136,717	$207,104

Portfolio turnover	96%		126%		76%	87%	45%

See accompanying Notes to Financial Highlights.

40  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Class C	Year ended Nov. 30,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$7.14		$4.39		$10.74	$13.10	$13.28

Income from investment operations:
Net investment loss	(.09)		(.07)		(.02)	(.11)	(.12)
Net realized and unrealized gain (loss) on investments	1.65		2.82		(4.20)	1.40	(.05)

Total from investment operations	1.56		2.75		(4.22)	1.29	(.17)

Less distributions to shareholders from:
Net realized gains	—		—		(2.13)	(3.65)	(.01)

Net asset value, end of period	$8.70		$7.14		$4.39	$10.74	$13.10

Total return	21.85%		62.64%		(48.63% )	13.46%	(1.28% )

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.03%		2.15%		1.92%	1.84%	1.87%

Net expenses after fees waived or expenses reimbursed(b)	2.03%		2.15%		1.92%	1.84%	1.87%

Net investment loss	(1.20%	)	(1.20%	)	(0.81% )	(1.03% )	(0.87% )

Supplemental data
Net assets, end of period (in thousands)	$12,340		$7,875		$2,597	$6,699	$8,971

Portfolio turnover	96%		126%		76%	87%	45%

See accompanying Notes to Financial Highlights.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  41

Financial Highlights (continued)

Class I	Year ended Nov. 30,
Per share data	2010		2009	2008	2007	2006
Net asset value, beginning of period	$9.03		$5.49	$12.75	$14.73	$14.75

Income from investment operations:
Net investment income (loss)	.00	(c)	.01	.08	(.03)	.01
Net realized and unrealized gain (loss) on investments	2.12		3.53	(5.21)	1.70	(.02)

Total from investment operations	2.12		3.54	(5.13)	1.67	(.01)

Less dividends to shareholders from:
Net realized gains	—		—	(2.13)	(3.65)	(.01)

Net asset value, end of period	$11.15		$9.03	$5.49	$12.75	$14.73

Total return	23.48%		64.48%	(48.00% )	14.86%	(0.07% )

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.78%		0.89%	0.71%	0.67%	0.66%

Net expenses after fees waived or expenses reimbursed(b)	0.78%		0.89%	0.71%	0.67%	0.66%

Net investment income (loss)	0.01%		0.10%	0.39%	(0.24% )	0.10%

Supplemental data
Net assets, end of period (in thousands)	$176,386		$71,139	$53,383	$53,521	$6

Portfolio turnover	96%		126%	76%	87%	45%

See accompanying Notes to Financial Highlights.

42  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Class R(e)	Year ended Nov. 30,
Per share data	2010(e)
Net asset value, beginning of period	$9.78

Income from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain on investments	.79

Total from investment operations	.74

Net asset value, end of period	$10.52

Total return	7.57%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.53%(f	)

Net expenses after fees waived or expenses reimbursed(b)	1.53%(f	)

Net investment income (loss)	(0.80%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$67

Portfolio turnover	96%

See accompanying Notes to Financial Highlights.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  43

Financial Highlights (continued)

Class R3	Year ended Nov. 30,
Per share data	2010(e)
Net asset value, beginning of period	$9.78

Income from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain on investments	.79

Total from investment operations	.75

Net asset value, end of period	$10.53

Total return	7.67%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.31%(f	)

Net expenses after fees waived or expenses reimbursed(b)	1.31%(f	)

Net investment income (loss)	(0.58%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$27

Portfolio turnover	96%

Class R4	Year ended Nov. 30,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$8.84		$5.39		$12.58	$14.61	$14.67

Income from investment operations:
Net investment income (loss)	(.03)		(.01)		.07	(.03)	—
Net realized and unrealized gain (loss) on investments	2.07		3.46		(5.13)	1.65	(.05)

Total from investment operations	2.04		3.45		(5.06)	1.62	(.05)

Less distributions to shareholders from:
Net realized gains	—		—		(2.13)	(3.65)	(.01)

Net asset value, end of period	$10.88		$8.84		$5.39	$12.58	$14.61

Total return	23.08%		64.01%		(48.11% )	14.56%	(0.34% )

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.10%		1.19%		1.00%	0.94%	0.91%

Net expenses after fees waived or expenses reimbursed(b)	1.10%		1.15%		0.93%	0.92%	0.91%

Net investment income (loss)	(0.26%	)	(0.17%	)	0.18%	(0.25% )	(0.07% )

Supplemental data
Net assets, end of period (in thousands)	$5,232		$4,055		$2,611	$7,258	$28,735

Portfolio turnover	96%		126%		76%	87%	45%

See accompanying Notes to Financial Highlights.

44  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Class Z	Year ended Nov. 30,
Per share data	2010(g)
Net asset value, beginning of period	$10.39

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.77

Total from investment operations	.76

Net asset value, end of period	$11.15

Total return	7.31%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.95%(f	)

Net expenses after fees waived or expenses reimbursed(b)	0.94%(f	)

Net investment income (loss)	(0.41%	)(f)

Supplemental data
Net assets, end of period (in thousands)	$3

Portfolio turnover	96%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(c)	Rounds to less than $0.01.
(d)	Effective September 7, 2010, Class R2 was renamed Class R shares.
(e)	For the period from March 15, 2010 (when shares became available) to November 30, 2010.
(f)	Annualized.
(g)	For the period from September 27, 2010 (when shares became available) to November 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements
November 30, 2010

Note 1. Organization

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund) (the Fund), a series of RiverSource Equity Series, Inc. (the Corporation), is a diversified fund. The Corporation is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

Fund Shares
The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R3 and Class R4 shares are not subject to sales charges, however, these classes were closed to new investors effective December 31, 2010.

46  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus. Class Z shares became effective September 27, 2010.

At August 27, 2010, all Class R5 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)
November 30, 2010

faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Option contracts are valued daily at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

48  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivative instruments are transactions whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. The Fund bought and wrote options traded on U.S. and foreign exchanges or in the over-the-counter (OTC) markets to produce incremental earnings and protect gains. The Fund also bought and sold put options and wrote covered call options on portfolio securities. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  49

Notes to Financial Statements (continued)
November 30, 2010

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended November 30, 2010 are as follows:

	Calls
	Contracts	Premiums
Balance November 30, 2009	—	$—
Opened	11,522	841,209
Closed	(9,058)	(545,730)
Exercised	(577)	(70,487)

Balance November 30, 2010	1,887	$224,992

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivatives outstanding at the end of the period, if any.

50  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Fair values of derivative instruments at November 30, 2010

	Liability derivatives
	Statement of Assets and
Risk exposure category	Liabilities location	Fair value
	Options contracts
Equity contracts	written, at value	$47,175

Effect of derivative instruments in the Statement of Operations for the year ended November 30, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options
Equity contracts	$5,961,757

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options
Equity contracts	$11,191,296

Volume of Derivative Activity
Options
The gross notional amount of contracts outstanding was approximately $500,000 at November 30, 2010. The monthly average gross notional amount for these contracts was $9.8 million for the year ended November 30, 2010. The fair value of such contracts at November 30, 2010 is set forth in the table above.

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  51

Notes to Financial Statements (continued)
November 30, 2010

Income Recognition
Corporate actions and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The funds pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend.

52  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.70% to 0.475% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12 month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $31,091 for the year ended November 30, 2010. The management fee for the year ended November 30, 2010 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board of the Fund approved, subject to approval by shareholders, an amended IMSA that would eliminate the Fund’s PIA. Furthermore, effective October 1, 2010, the Investment Manager has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any PIA, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA, regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  53

Notes to Financial Statements (continued)
November 30, 2010

shareholders. The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held on February 15, 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011. If not approved, the current IMSA will stay in effect including any adjustment under the terms of the PIA.

Administration Fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended November 30, 2010, was 0.06% of the Fund’s average daily net assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended November 30, 2010, there were no expenses incurred for these particular items.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R3 and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

54  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent also pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended November 30, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.25
Class C	0.24
Class R	0.11
Class R3	0.05
Class R4	0.05
Class Z	0.23	*

*	Annualized.

Class I shares do not pay transfer agent fees.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  55

Notes to Financial Statements (continued)
November 30, 2010

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,445,000 and $79,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of October 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $476,510 for Class A, $36,122 for Class B and $2,269 for Class C for the year ended November 30, 2010.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
For the year ended November 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A	1.27%
Class B	2.04
Class C	2.03
Class Z	0.94

The waived/reimbursed fees and expenses for the transfer agent fees at the class level were as follows:

Class A	$64,822
Class B	8,016
Class C	962

Effective March 27, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until

56  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

January 31, 2011, unless terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.06
Class C	2.04
Class I	0.81
Class R	1.61
Class R3	1.36
Class R4	1.11
Class Z	1.03

Effective February 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until March 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.81
Class R	1.53
Class R3	1.36
Class R4	1.11
Class Z	1.03

Effective April 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until January 31, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  57

Notes to Financial Statements (continued)
November 30, 2010

giving effect to any performance incentive adjustment, will not exceed the following percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.84
Class R	1.53
Class R3	1.39
Class R4	1.14
Class Z	1.03

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated to $1,218,599,086 (including $325,329,557** from RiverSource Partners Aggressive Growth Fund that was acquired in the fund merger as described in Note 9) and $1,047,056,555, respectively, for the year ended November 30, 2010.

**	This purchase amount is excluded for purposes of calculating the Fund’s portfolio turnover rate.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At November 30, 2010, securities valued

58  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

at $295,964,712 were on loan, secured by U.S. government securities valued at $68,477 and by cash collateral of $306,295,526 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $2,353,775 earned from securities lending for the year ended November 30, 2010, is included in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At November 30, 2010, the Investment Manager along with affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager solely owned 100% of Class Z shares.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  59

Notes to Financial Statements (continued)
November 30, 2010

other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings for the year ended November 30, 2010.

Note 9. Fund Merger

At the close of business on March 26, 2010, Columbia Mid Cap Growth Opportunity Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Aggressive Growth Fund. The merger was completed after shareholders approved the plan on March 10, 2010.

The aggregate net assets of Columbia Mid Cap Growth Opportunity Fund immediately before the acquisition were $774,281,696 and the combined net assets immediately after the acquisition were $1,134,026,915.

The acquisition was accomplished by a tax-free exchange of 44,444,521 shares of RiverSource Partners Aggressive Growth Fund valued at $359,745,219.

60  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

In exchange for RiverSource Partners Aggressive Growth Fund shares, Columbia Mid Cap Growth Opportunity Fund issued the following number of shares:

Shares
Class A	24,549,709
Class B	3,151,835
Class C	239,408
Class I	8,715,860
Class R	10,887
Class R3	2,765
Class R4	8,289
Class R5	454

For financial reporting purposes, net assets received and shares issued by Columbia Mid Cap Growth Opportunity Fund were recorded at fair value; however, RiverSource Partners Aggressive Growth Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Mid Cap Growth Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Partners Aggressive Growth Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$359,745,219
Capital stock	469,039,703
Excess of distributions over net investment income	(6,451)
Accumulated net realized loss	(138,264,206)
Unrealized appreciation	28,976,173

The financial statements reflect the operations of Columbia Mid Cap Growth Opportunity Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Aggressive Growth Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on December 1, 2009, Columbia Mid Cap Growth Opportunity Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended November 30, 2010 would have been $4.3 million, $125.1 million and $224.6 million, respectively.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  61

Notes to Financial Statements (continued)
November 30, 2010

Note 10. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for options and losses deferred due to wash sales were identified and permanent differences reclassified among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$4,194,738
Accumulated net realized loss	$(16,517)
Paid-in capital	$(4,178,221)

There were no distributions paid during the years ended November 30, 2010 and 2009.

At November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2
Undistributed accumulated long-term gain	$4,294,277
Accumulated realized loss	$(112,027,415)
Unrealized appreciation (depreciation)	$106,628,393

At November 30, 2010, the cost of investments for federal income tax purposes was $1,304,112,903 and the unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$154,782,484
Unrealized depreciation	(48,306,891)

Net unrealized appreciation	$106,475,593

The following capital loss carryforward, determined as of November 30, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2011	$26,407,071
2016	$54,181,922
2017	$31,438,422

Total	$112,027,415

62  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

For the year ended November 30, 2010, $90,960,587 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  63

Notes to Financial Statements (continued)
November 30, 2010

August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

64  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  65

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Columbia Mid Cap Growth Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund) (the Fund) of the RiverSource Equity Series, Inc. as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

66  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Opportunity Fund of the RiverSource Equity Series, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2011

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  67

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended November 30, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

68  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  69

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

70  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  71

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Chief Financial Officer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

72  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  73

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

74  COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, an amended investment management services agreement between the Fund and CMIA (the IMSA), which would have the effect of changing the effective management fee rate of the Fund, including elimination of the Fund’s performance incentive adjustment. The IMSA is subject to the approval of the Fund’s shareholders at a meeting to be held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMSA is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission for RiverSource Equity Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated by reference herein.

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA MID CAP GROWTH OPPORTUNITY FUND — 2010 ANNUAL REPORT  75

Columbia Mid Cap Growth Opportunity Fund
(formerly known as RiverSource Mid Cap Growth Fund)
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6426 AG (1/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Equity Series, Inc. were as follows:

2010 — $20,127	2009 — $20,439
(b)	Audit-Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Equity Series, Inc. were as follows:

2010 — $846	2009 — $375
(c)	Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Equity Series, Inc. were as follows:

2010 — $2,898	2009 — $2,862

(d)	All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Equity Series, Inc. were as follows:

2010 — $0	2009 — $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010 — $2,879,545	2009 — $825,723
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)      RiverSource Equity Series, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Chief Financial Officer
Date January 21, 2011